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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of report: July 17, 2006
                 Date of earliest event reported: July 17, 2006

                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-3619                  13-5315170
(State or other jurisdiction        (Commission File          (I.R.S. Employer
     of incorporation)                  Number)              Identification No.)

                235 East 42nd Street
                 New York, New York                                 10017
      (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On July 17, 2006, Pfizer Inc. issued a press release attaching reclassified quarterly 2005 and first quarter 2006 consolidated statements of income reflecting Pfizer's Consumer Healthcare business as a Discontinued Operation. The information contained in the press release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report, and such press release is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated July 17, 2006.

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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.


                              PFIZER INC.


                              By:    /s/ Margaret M. Foran
                                     -------------------------------------------
                                     Margaret M. Foran
                              Title: Senior Vice President-Corporate Governance,
                                     Associate General Counsel and
                                     Corporate Secretary
Dated: July 17, 2006

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -------------------------------------------------
99             Press Release of Pfizer Inc. dated July 17, 2006.